SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549


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                                  FORM 8-K


           CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934



      Date of report (date of earliest event reported): June 28, 2001



                            Rayovac Corporation
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           (Exact name of registrant as specified in its charter)


       Wisconsin                        001-13615               22-2423556
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(State or other Jurisdiction            (Commission            (IRS Employer
     of Incorporation)                  File Number)        Identification No.)

  601 Rayovac Drive                     Madison, WI                53711
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(Address of principal executive offices)                      (Zip Code)


                               (608) 275-3340
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                       Registrant's telephone number
                            including area code


                               Not Applicable
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        Former Name or Former Address, if Changed Since Last Report



Item 5.  Other Events.

                  On June 28, 2001, Rayovac Corporation (the "Company") issued a press release announcing the closing of the offer to purchase for cash and consent solicitation with respect to its outstanding $65 million principal amount of 10 1/4% Series B Senior Subordinated Notes due 2006.

                  A copy of the press release issued by the Company dated June 28, 2001 is attached as Exhibit 99.1 hereto and incorporated by reference herein.



Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits.

(c) Exhibits.

99.1     Press Release dated June 28, 2001 issued by the Company.





                                 SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereto duly authorized.


                                     RAYOVAC CORPORATION



Date:  June 28, 2001                 By: /s/ Randall J. Steward
                                        ----------------------------------
                                        Name:  Randall J. Steward
                                        Title: Executive Vice President of
                                               Administration and Chief
                                               Financial Officer


                               EXHIBIT INDEX

Exhibit            Description

99.1               Press Release dated June 28, 2001 issued by the
                   Company.